UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

CEREBAIN BIOTECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54381	26-1974399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Anton Blvd., Suite 1100 Costa Mesa, CA 92626 (Address of principal executive offices) (zip code)

(714) 371-4109 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Auctus Financing

On March 15, 2019, Cerebain Biotech Corp., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC, a Massachusetts limited liability company (“Auctus”), whereby Auctus purchased from the Company (i) a Convertible Promissory Note of the Company, in the original principal amount of $110,000.00, purchased in accordance with the Tranche Payments (as defined below) (the “Auctus Note”); and (ii) a common stock purchase warrant for the purchase of 1,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Auctus Warrant”).

The Auctus Note was issued on March 15, 2019 (the “Auctus Note Issuance Date”) and the purchase price is to be paid to the Company in tranches (the “Tranche Payments”), whereby the first tranche purchase price is $55,000.00. The maturity date for each tranche funded is nine months from the effective date of the purchase. The Auctus Note bears interest at 12% per annum. In the event the Company prepays the Auctus Note from the Auctus Note Issuance Date through the 180th day following the Auctus Note Issuance Date, the Company must pay all of the principal and interest with a prepayment penalty ranging from 135% to 150%. After the 180th day following the Auctus Note Issuance Date the Company has no further right of prepayment.

Auctus may, at any time following the Auctus Note Issuance Date, convert all or any part of the outstanding principal of the Auctus Note into shares of Common Stock of the Company at a price per share equal to 55% of the lowest trading price of the Common Stock during the 25 trading day period ending on the last complete trading day prior to the date of conversion. Auctus may not convert the Auctus Note to the extent that such conversion would result in beneficial ownership by Auctus and its affiliates of more than 4.99% of the issued and outstanding Common Stock.

The Auctus Note contains certain representations, warranties, covenants and events of default including if the Common Stock is suspended or delisted for trading, or if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission (the “SEC”). In the event of a default, at the option of Auctus, it may consider the Auctus Note immediately due and payable.

The Auctus Warrant was issued on March 15, 2019 (the “Auctus Warrant Issuance Date”). The Auctus Warrant may be exercised at any time on or after the Auctus Warrant Issuance Date and on or prior to the close of business on the five (5) year anniversary of the Auctus Warrant Issuance Date. The exercise price per share of Common Stock under the Auctus Warrant shall be $0.05 per share, subject to adjustment.

On March, 26, 2019, the Company entered into Amendment #1 (the “Amendment”) to the Convertible Promissory Note Issued on February 15, 2018 with Auctus (the “February 2018 Auctus Note”), whereby the maturity date of the February 2018 Auctus Note was extended to September 26, 2019.

Crown Bridge Financing

On March, 1, 2019 (the “Crown Issuance Date”), pursuant to the Securities Purchase Agreement dated March 2, 2018 (the “Crown SPA”) by and between the Company and Crown Bridge Partners, LLC (“Crown”), as previously disclosed in the Current Report on Form 8-K filed with the SEC on March 13, 2018, Crown (i) purchased a second tranche in the principal amount of $32,500.00 under the Convertible Promissory Note of the Company dated February 14, 2018 (the “Crown Note”); and (ii) was issued a common stock purchase warrant to purchase 650,000 shares of the Company’s Common Stock (the “Crown Warrant”).

The maturity date of the Crown Note is twelve (12) months from the Crown Issuance Date. The Crown Note bears interest at 10% interest per annum. If the Company prepays the Crown Note from the Crown Issuance Date through the 180th day following the Crown Issuance Date, the Company must pay all of the principal and interest with a prepayment penalty ranging from 125% to 150%. After the 180th day following the Crown Issuance Date the Company shall have no further right of prepayment.

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Crown may, at any time following the Crown Issuance Date, convert all or any part of the outstanding principal of the Crown Note into shares of Common Stock of the Company at a price per share equal to 55% of the lowest trading price of the Common Stock (as defined in the Crown Note) during the 25 trading day period ending on the last complete trading day prior to the date of conversion. Crown may not convert the Crown Note to the extent that such conversion would result in beneficial ownership by Crown and its affiliates of more than 4.99% of the issued and outstanding Common Stock.

The Crown Note contains certain representations, warranties, covenants and events of default including if the Common Stock is suspended or delisted for trading, or if the Company is delinquent in its periodic report filings with the SEC. In the event of a default, at the option of Crown, it may consider the Crown Note immediately due and payable.

The Crown Warrant may be exercised at any time on or after the Crown Issuance Date and on or prior to the close of business on the five (5) year anniversary of the Crown Issuance Date. The exercise price per share of Common Stock under the Crown Warrant shall be $0.05 per share, subject to adjustment (the “Crown Warrant Exercise Price”).

The Company entered into Amendment #1 (the “Crown Amendment”) to the Convertible Promissory Note Issued on February 14, 2018 with Crown (the “February 2018 Auctus Note”), whereby the maturity date of the February 2018 Crown Note was extended to September 2, 2019.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Auctus Note, Crown Note, Auctus SPA, Crown SPA, Auctus Warrant, Crown Warrant, Auctus Amendment, and Crown Amendment (the “Transaction Documents”) and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Transaction Documents filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The issuance of the Auctus Note, Auctus Warrant, Crown Note, and Crown Warrant (the “Securities”) set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the Securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there were only two recipients; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual entity and the Company; and (f) the recipient of the Securities is an accredited investor.

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Item 3.03 Material Modification to Rights of Security Holders.

On March 29, 2019, the Company filed a Certificate of Designation (the “Amendment”) with the Secretary of State of the State of Nevada, which, among other things, established the designation, powers, rights, privileges, preferences and restrictions of the Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”).

Among other provisions, each one (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series A Preferred Stock shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036).

Fifty-one (51) shares of Series A Preferred Stock were authorized and 26 shares of Series A Preferred Stock were issued to Eric Clemons, the Chief Executive Officer of the Company, and 25 shares of Series A Preferred Stock were issued to Wes Tate, the Chief Financial Officer of the Company.

The Series A Preferred Stock has no dividend rights, no liquidation rights and no redemption rights, and was created primarily to be able to obtain a quorum and conduct business at shareholder meetings. All shares of the Series A Preferred Stock shall rank (i) senior to the Company’s common stock and any other class or series of capital stock of the Company hereafter created, (ii) pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series A Preferred Stock and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

The foregoing descriptions of the Amendment and the Series A Preferred Stock designations do not purport to be complete and are subject to, and qualified in its entirety by, the Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 is hereby incorporated by reference.

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Item 9.01. Financial Statements and Exhibits.

Incorporated by
Exhibit		Reference		Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith
3.1	Form Certificate of Designation dated March 29, 2019				☒
4.1	Form of 12% Convertible Promissory Note issued March 15, 2019, to Auctus Fund, LLC				☒
4.2	Form of 12% Convertible Promissory Note issued February 14, 2018, to Crown Bridge Partners, LLC	8-K	10.1	3/13/2018
10.1	Form of Securities Purchase Agreement dated March 15, 2019, by and between Cerebain Biotech Corp. and Auctus Fund, LLC				☒
10.2	Form of Securities Purchase Agreement dated February 14, 2018, by and between Cerebain Biotech Corp. and Crown Bridge Partners, LLC	8-K	10.1	3/13/2018
10.3	Form of Common Stock Purchase Warrant dated March 1, 2019, issued to Auctus Fund LLC				☒
10.4	Form of Common Stock Purchase Warrant dated March 1, 2019, issued to Crown Bridge Partners, LLC				☒
10.5	Form of Amendment to the Convertible Promissory Note issued March 26, 2019, to Auctus Fund LLC				☒
10.6	Form of Amendment to the Convertible Promissory Note issued February 14, 2018, to Crown Bridge Partners, LLC				☒

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEREBAIN BIOTECH CORP.

Dated: April 5, 2019	By:	/s/ Eric Clemons
Eric Clemons
President

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